UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

   EATON VANCE CORP.

 (Exact name of registrant as specified in its charter)

Maryland

1-8100

04-2718215

(State or other jurisdiction

(Commission File Number)

(IRS Employer Identification No.)

  of incorporation)

Two International Place, Boston, Massachusetts

02110

  (Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code:  (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THE REPORT

Item 8.01

Other Events

Parametric Portfolio Associates LLC (“Parametric”), a subsidiary of the Registrant, and The Clifton Group Investment Management Company (“Clifton”) announced today the completion of the purchase of Clifton by Parametric, as described in a press release dated December 31, 2012, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.

Document

99.1

Press Release dated December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

(Registrant)

Date:

December 31, 2012

/s/ Laurie G. Hylton

Laurie G. Hylton

Chief Financial Officer & Chief Accounting Officer

EXHIBIT INDEX

Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K.  The following exhibit is filed as part of this Report:

Exhibit No.

Description

99.1

Press Release dated December 31, 2012